                                                                    Exhibit 10.5

                                    EXHIBIT 1
                                    ---------
                     INDIVIDUAL EXECUTIVE BENEFIT AGREEMENT

         THIS Individual Executive Benefit Agreement (BENEFIT AGREEMENT), effective as of January 1, 1987, is hereby established as a replacement to the SUPPLEMENTAL BENEFITS AGREEMENT (AGREEMENT) executed on December 24, 1981, by CROWLEY MARITIME CORPORATION (CMC), a corporation organized under the laws of Delaware having its principal office at San Francisco, California, and JAMES B. RETTIG (EMPLOYEE).

                                    RECITALS
                                    --------

         EMPLOYEE has rendered valuable services to CMC, and CMC desires to continue to receive his services. As an inducement for EMPLOYEE to remain employed with CMC, CMC and EMPLOYEE previously have executed the AGREEMENT to supplement the benefits accruing to EMPLOYEE under the CMC Retirement Plan for Salaried Employees (CMC Plan). The CMC Plan was terminated effective December 31, 1986. Benefits under the AGREEMENT ceased to accrue, under the terms of the AGREEMENT, as of December 31, 1986, with the cessation of accruals under the CMC Plan. EMPLOYEE and CMC have agreed, effective as of January 1, 1987, to cancel the AGREEMENT and all rights and obligations of either party thereunder, and have established this BENEFIT AGREEMENT in its place. CMC has applied as the owner for a permanent insurance policy

("Policy") on EMPLOYEE'S life, which is described in Exhibit A attached hereto and by this reference made a part hereof, and which will be issued to CMC by Mutual Benefit Life Insurance Company (hereinafter referred to as the "Insurer").

     1. CMC will, beginning in the 1987 policy year, as the term "policy year" is defined in the Policy, pay the premiums due on the Policy in an amount sufficient to fund a policy which will provide the benefits described in paragraphs 3 and 7 below during each policy year while EMPLOYEE is alive. CMC shall be the owner of the Policy, and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, except as otherwise provided herein.

     2. EMPLOYEE will own each policy year while the Policy remains in force the portion of the cash value of the Policy equal to the annual benefit for such policy year described in paragraph 7 below, and in addition the total cash values owned by EMPLOYEE in prior policy years in which EMPLOYEE has exercised his right to borrow under paragraph 4 below. CMC will own the remaining cash value of the Policy.

     3. At the death of EMPLOYEE, the portion of the proceeds equal to the sum of (1) EMPLOYEE's actual indebtedness against the Policy, and (2) for any policy year in which EMPLOYEE is entitled to borrow against the Policy under paragraph 4 below and does not borrow any amount from the Policy, the indebtedness that EMPLOYEE would have had against the Policy had EMPLOYEE borrowed the full amount allowable under paragraph 4 below in such year, on the first day permissible and at the interest rate then applicable under the Policy, and assuming that interest accrues but is not paid on any such loan (hereinafter collectively "TOTAL INDEBTEDNESS"), subject to offset for EMPLOYEE's actual indebtedness, shall be paid to EMPLOYEE's estate, or if EMPLOYEE elects to designate a beneficiary of the proceeds of the Policy, to such policy beneficiary. The balance of the proceeds shall be paid to CMC.

         4. Beginning in the policy year in which EMPLOYEE terminates employment with CMC, EMPLOYEE will have the right to borrow against the cash value of the Policy each policy year an amount equal to the annual benefit for such year described in paragraph 7 below. If no such loan is made for any policy year, EMPLOYEE will forfeit his right to borrow the annual benefit for such year. EMPLOYEE may exercise his right to borrow each policy year on or after the 1st day of November.

         5. Upon EMPLOYEE'S death, CMC agrees to pay EMPLOYEE'S beneficiary, as designated on the form attached hereto as Exhibit B (BENEFICIARY), annual benefit amounts as described in paragraph 7 below for life should BENEFICIARY survive EMPLOYEE. The annual survivor benefit will be payable to BENEFICIARY in the policy year of EMPLOYEE's

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
death only if EMPLOYEE has not received an annual benefit under this BENEFIT AGREEMENT for such year.

         6. CMC shall have no right to borrow against the cash value of the Policy.

         7. The annual benefit to EMPLOYEE or to BENEFICIARY for each policy year shall be the benefit which would have been payable to EMPLOYEE, or to EMPLOYEE'S surviving beneficiary after EMPLOYEE'S death, under the terminated AGREEMENT, calculated according to the following terms:

         (a) Benefits under the AGREEMENT ceased to accrue as of December 31, 1986;

         (b) EMPLOYEE has chosen to receive benefits payable under the AGREEMENT in the form of a 100% joint and survivor annuity with EMPLOYEE's BENEFICIARY under the beneficiary designation in force on the date this BENEFIT AGREEMENT is executed as joint annuitant;

         (c) Annual benefits have been calculated as if EMPLOYEE had retired under the CMC Plan at age 65, and annual benefits under the BENEFIT AGREEMENT begin in the policy year in which EMPLOYEE terminates employment with CMC;

         (d) Benefit amounts have been reduced to reflect net after-tax value of payments to EMPLOYEE,

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
         assuming a combined federal and state tax rate of 30%;

         (e) Annual benefit amounts will not be recalculated if EMPLOYEE changes his beneficiary designation. Notwithstanding paragraph 5, if EMPLOYEE changes his beneficiary designation, survivor benefits will be paid to the new beneficiary for the lesser of the new beneficiary's lifetime or fifteen (15) years; and

         (f) The annual benefit amount payable to EMPLOYEE in the policy year in which EMPLOYEE terminates employment shall be prorated to reflect the actual number of days of termination status in such policy year according to the following formula:

         (365 minus the number of days elapsed in current policy year as of termination date)
         ------------------------------------------------------------------
                                      365

         times (annual benefit amount) equals EMPLOYEE's benefit amount for the policy year of EMPLOYEE's termination.

         (g) If EMPLOYEE dies prior to receiving his first annual benefit payment under this BENEFIT AGREEMENT, then the annual benefit amount payable to BENEFICIARY in the policy year in which EMPLOYEE dies shall be prorated to reflect the number of days remaining in the policy year as of the date of death according to the following formula:

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
                (365 minus the number of days elapsed in current
                        policy year as of date of death)
                ------------------------------------------------
                                       365

                  times (annual benefit amount) equals BENEFICIARY's benefit amount for the policy year of EMPLOYEE's death.

Annual benefit amounts calculated under the terms set forth above are listed on the Schedule of Benefits attached hereto as Exhibit C, and EMPLOYEE hereby agrees on behalf of himself and BENEFICIARY that such schedule is complete and accurate.

         8. To secure the payment to EMPLOYEE of his ownership interest in the Policy, CMC will assign the Policy to EMPLOYEE as collateral, under the form used by the Insurer for such assignments, which collateral assignment will specifically limit the rights of EMPLOYEE thereunder to the ownership rights of EMPLOYEE as set forth in this BENEFIT AGREEMENT, and which will be attached hereto as Exhibit D. In no event shall CMC have any right, prior to termination of this BENEFIT AGREEMENT or mutual agreement by CMC and EMPLOYEE to surrender or cancel the Policy, to borrow against the Policy or to withdraw funds from the cash value of the Policy. The collateral assignment of the Policy to EMPLOYEE hereunder shall not be terminated, altered or amended by CMC while this BENEFIT AGREEMENT remains in force, without the express written consent of

EMPLOYEE. The parties hereto agree to take all action necessary to cause such collateral assignment to conform to the provisions of this BENEFIT AGREEMENT.

         9. CMC and EMPLOYEE shall take any action which may be necessary to cause the Policy to conform to the provisions of this BENEFIT AGREEMENT. The parties hereto agree that the Policy shall be subject to the terms and conditions of this AGREEMENT and of the collateral assignment filed with the Insurer relating to the Policy.

         10. CMC shall neither have nor exercise any right as owner of the Policy which could in any way defeat or impair EMPLOYEE's right to borrow against the cash surrender values of the Policy to the extent provided in this BENEFIT AGREEMENT. All provisions of this BENEFIT AGREEMENT and of the collateral assignment referred to in paragraphs 8 and 9 above shall be construed so as to carry out such intention.

         11. (a) EMPLOYEE shall take no action with respect to the Policy which would in any way compromise or jeopardize CMC's ownership rights in the Policy, without the express written consent of CMC.

             (b) EMPLOYEE may pledge or assign the Policy, subject to the terms and conditions of this BENEFIT AGREEMENT, in order to secure a loan from the Insurer, in an amount which shall not exceed the benefit described in paragraph 7 of this BENEFIT AGREEMENT for the policy year in which such loan is made.

             (c) So long as this BENEFIT AGREEMENT remains in force, neither EMPLOYEE nor CMC shall have the right to surrender or cancel the Policy without the consent of the other party to this BENEFIT AGREEMENT. Upon the surrender or cancellation of the Policy, either by such mutual agreement or pursuant to the termination provisions set forth below in paragraphs 12 and 13 hereof, EMPLOYEE shall have the unqualified right to receive a portion of the net cash surrender value equal to the annual benefit described in paragraph 7 of this BENEFIT AGREEMENT for the policy year of cancellation or surrender if EMPLOYEE has not already made a policy loan for such benefit in such policy year. The balance of the cash surrender value of the Policy, if any, shall be paid by the Insurer to CMC. In no event shall the amount payable to EMPLOYEE exceed the cash surrender value of the Policy.

         12. (a) CMC and EMPLOYEE may terminate this BENEFIT AGREEMENT at any time by mutual written agreement.

             (b) In the event this BENEFIT AGREEMENT is terminated for any reason, neither EMPLOYEE nor BENEFICIARY shall have any further rights under the Policy or under this BENEFIT AGREEMENT, except the right to receive the applicable annual benefit for the policy year of termination as described in paragraph 11(c) above.

         13. (a) For sixty (60) days after the date of the termination of this BENEFIT AGREEMENT, EMPLOYEE shall have the option to purchase CMC's interest in the Policy. To purchase such interest, EMPLOYEE shall pay to CMC an amount equal to the portion of the cash value of the Policy owned by CMC as specified in paragraph 2 above. Upon receipt of such amount, CMC shall execute any document or documents required by the Insurer to transfer the interest of CMC in the Policy to EMPLOYEE, after which CMC shall have no further interest in and rights under the Policy, either under the terms thereof or under this BENEFIT AGREEMENT.

             (b) If EMPLOYEE fails to exercise such option within such sixty
(60) day period, then at the request of CMC, EMPLOYEE shall release the collateral assignment of the Policy, by the execution and delivery of an appropriate instrument of release, and in exchange for such release, CMC shall assume EMPLOYEE's actual indebtedness against the Policy and shall own the entire Policy. Alternately, CMC in its sole discretion may surrender the Policy to the Insurer, in which case EMPLOYEE shall receive a portion of the net cash surrender value as provided in paragraph 11(c) above, and in addition shall receive the portion of the cash surrender value equal to EMPLOYEE's actual indebtedness against the Policy. CMC shall receive the balance of the net cash surrender value of the Policy.

         14. In no event shall the Insurer be considered a party to this BENEFIT AGREEMENT, or any modification or amendment hereof. No provisions of this BENEFIT AGREEMENT, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the collateral assignment executed by CMC and filed with the Insurer in connection herewith.

         15. In the event of the bankruptcy, receivership, or dissolution of the Insurer, CMC shall fulfill its obligations under this BENEFIT AGREEMENT either by making the payments that would have been required from that time forward under the AGREEMENT or by purchasing a policy providing the benefits set forth in this BENEFIT AGREEMENT from another insurer.

         16. The interpretation, performance, and enforcement of this BENEFIT AGREEMENT shall be governed by the laws of the State of California.

         17. This BENEFIT AGREEMENT shall not be construed to require the establishment of a trust during the EMPLOYEE'S life or after his death. CMC, in its sole discretion, may make such arrangements as it desires to provide for the payment of survivor benefits hereunder, and neither EMPLOYEE nor his BENEFICIARY shall have any claim against a particular fund or asset owned by CMC or in which it has an interest to secure the payment of CMC's obligation hereunder, including the Policy, other than the interest of

EMPLOYEE in the cash value of the Policy as defined in paragraph 7 hereof which arises each year pursuant to paragraph 4 hereof and the interest of EMPLOYEE's estate or beneficiary in the proceeds of the Policy pursuant to paragraph 3 hereof. Except as otherwise provided herein, the benefits provided by this BENEFIT AGREEMENT shall be nonassignable.

         18. Premium payments shall be applied first to the cost of the death benefit net of the TOTAL INDEBTEDNESS, as measured by the PS 58 table of insurance costs. Additional premiums, if any, shall be treated as paid by EMPLOYEE.

         19. The intention of the parties is that the after-tax benefits provided by this BENEFIT AGREEMENT to EMPLOYEE and BENEFICIARY be the same as the after-tax benefits which would have been provided by the AGREEMENT, and CMC shall make a cash payment to EMPLOYEE or BENEFICIARY in any year in which this BENEFIT AGREEMENT remains in force in whatever amount is necessary to provide such equivalent after-tax benefits. In no event shall the preceding sentence be interpreted to require a reduction in the amount of EMPLOYEE or BENEFICIARY's annual benefit as set forth in EXHIBIT C or a payment by the EMPLOYEE or BENEFICIARY to CMC. In addition to the cash payment described above, CMC shall reimburse EMPLOYEE or BENEFICIARY for reasonable costs (including attorneys and accountants' fees) incurred in

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
determining amounts due under this paragraph 19 and in implementing this BENEFIT AGREEMENT.

         20. This BENEFIT AGREEMENT and any provision hereof may not be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         21. This BENEFIT AGREEMENT contains the entire understanding between the parties hereto and supersedes any prior written or oral agreements between them with respect to the subject matter contained herein. There are no representations, agreements, arrangements, or understandings, oral or written, between the parties relating to the subject matter of this BENEFIT AGREEMENT which are not fully expressed herein.

         IN WITNESS WHEREOF, the parties hereto have executed this BENEFIT AGREEMENT this 17th day of February, 1988, at San Francisco, California.

                                              CROWLEY MARITIME CORPORATION

                                           By: /s/ Albert M. Marucco
                                              ----------------------------------

                                              /s/ James B. Rettig
                                              ----------------------------------
                                                     JAMES B. RETTIG

                                    EXHIBIT A

         The following life insurance policy is subject to the foregoing Individual Executive Benefit Agreement:

Insurer                            MUTUAL BENEFIT LIFE INSURANCE COMPANY

Insured                            JAMES B. RETTIG

Owner                              CROWLEY MARITIME CORPORATION

Policy Number                      AL 401,254

Face Amount                        $2,500,000

Date of Issue                      12/8/1987

                                   EXHIBIT B


                          BENEFICIARY DESIGNATION FORM

         Pursuant to paragraph 5 of the Individual Executive Benefit Agreement,
I hereby designate                 /s/ Elizabeth M. Rettig
                    ------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
as my beneficiary under the BENEFIT AGREEMENT. I understand that the amount of my annual benefit, which is $143,617.91, and my beneficiary's annual survivor benefit, which is $205,168.44, have been calculated based upon the age and sex of my beneficiary designated pursuant to this form on the date the BENEFIT AGREEMENT is executed, and that if I change my beneficiary designation in the future, my annual benefit amount and my new beneficiary's annual survivor benefit amount will not be recalculated.


 February 17, 1988                                   /s/ James B. Rettig
-------------------                             --------------------------------
       Date                                              JAMES B. RETTIG

                                    EXHIBIT C


                              SCHEDULE OF BENEFITS



EMPLOYEE:  JAMES B. RETTIG

BENEFICIARY:   ELIZABETH M. RETTIG


Policy Year benefits begin: Year of termination of employment with CMC

Annual lifetime benefit to EMPLOYEE: $143,617.91

Annual benefit to surviving beneficiary after EMPLOYEE'S death: $205,168.44

                                    EXHIBIT D
               ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL

         A. For Value Received the undersigned hereby assigns, transfers and sets over to JAMES B. RETTIG, his heirs and assigns, (herein called the "Assignee") Policy No. AL 401,254 issued by the Mutual Benefit Life Insurance Company (herein called the "Insurer") and any supplementary contracts issued in connection therewith (said policy and contracts being herein called the "Policy"), upon the life of JAMES B. RETTIG of Alamo, California, and all claims, options, privileges, rights, title and interest therein and thereunder (except as provided in Paragraph B hereof), subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The undersigned by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

         B. This Assignment shall be subject to the provisions of the Individual Executive Benefit Agreement governing the Policy as executed on February 17, 1988.

         C. It is expressly agreed that the right to designate and change the beneficiary is reserved and does not pass by virtue hereof.

         D. This Assignment is made and the Policy is to be held as collateral security for any and all liabilities of the undersigned, or any of them, to Assignee, either now existing or that may hereafter arise out of the Individual Executive Benefit Agreement between the undersigned and the Assignee.

         Signed and sealed this 17th day of February, 1988.

                                             CROWLEY MARITIME CORPORATION

                                             By: /s/ Albert M. Marucco
                                                ----------------------

                               [ACKNOWLEDGEMENT]


STATE OF CALIFORNIA       )
                          )  SS.
COUNTY OF San Francisco   )

         On the 17th day of February, 1988, before me personally came Albert
M. Marucco, to me known to be the individual described in and who executed the assignment on the reverse side hereof and acknowledged to me that he executed the same.

                                     /s/ Diane D. Pearce
                                    -------------------------
                                    Notary Public


My commission expires November 22, 1990

                                               [NOTARY SEAL FOR DIANE D. PEARCE]


                                  * * * * * *


         Accepted this 17th day of February, 1988.


                                      By:     /s/ James B. Rettig
                                           --------------------------
                                                 JAMES B. RETTIG


                               [ACKNOWLEDGEMENT]

STATE OF CALIFORNIA       )
                          )  ss.
COUNTY OF San Francisco   )

         On the 17th day of February, 1988, before me personally came JAMES B. RETTIG, to me known to be the individual described in and who executed the acceptance above and acknowledged to me that he executed the same.

                                     /s/ Diane D. Pearce
                                    -------------------------
                                    Notary Public


My commission expires November 22, 1990

                                               [NOTARY SEAL FOR DIANE D. PEARCE]

                             AGREEMENT TO TERMINATE
                        SUPPLEMENTAL BENEFITS AGREEMENT

         JAMES B. RETTIG (EMPLOYEE) and CROWLEY MARITIME CORPORATION (CMC), a corporation organized under the laws of Delaware and having its principal office at San Francisco, California, having previously entered into a SUPPLEMENTAL BENEFITS AGREEMENT (AGREEMENT) executed on December 24, 1981, hereby agree to cancel that AGREEMENT and all rights and obligations of either party thereunder effective as of January 1, 1987. EMPLOYEE hereby agrees to release CMC, on behalf of himself and his beneficiaries under the AGREEMENT ("Beneficiaries"), from all obligations to pay benefits to EMPLOYEE and/or his Beneficiaries under the AGREEMENT, as consideration for CMC's execution of the Individual Executive Benefit Agreement attached hereto as Exhibit 1.

         Executed this 17th day of February, 1988, at San Francisco, California.

                                                CROWLEY MARITIME CORPORATION

                                                By:  /s/ Albert M. Marucco
                                                    ----------------------------

                                                   /s/ James B. Rettig
                                                --------------------------------
                                                         JAMES B. RETTIG


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